                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934

   Date of Report (date of earliest event reported): September 22, 1997

                            ZERO CORPORATION
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         (Exact name of registrant as specified in its charter)

        Delaware                   1-5260                95-1718077
----------------------------    ------------        --------------------
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)        Identification No.)


444 South Flower Street, Los Angeles, California            90071-2992
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  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (213) 629-7000
                                                          --------------











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ITEM 5.   Other Events.

     Attached hereto is a copy of a letter to the New York Stock
Exchange notifying the Exchange of the death of Bernard B. Heiler, a member of the Board of Directors and Vice President of Marketing and Sales of the Corporation.



















































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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZERO CORPORATION


Dated: September 22, 1997               By: /S/ ANITA J. CUTCHALL
                                            ----------------------
                                            Anita J. Cutchall
                                            Vice President-Legal and
                                            Corporate Secretary






































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